FOR IMMEDIATE RELEASE
Contact: Courtney Yopp Norris
(502) 636-4564
Courtney.Norris@kyderby.com

CHURCHILL DOWNS INCORPORATED REPORTS
2014 FIRST-QUARTER RESULTS
FIRST-QUARTER 2014

•	Record net revenues of $167.3 million, up 13% over first-quarter 2013

•	Record Adjusted EBITDA of $24.5 million, 16% above 2013’s first-quarter

•	Oxford, MVG operations help drive 24 percent increase in Gaming Adjusted EBITDA

•	TwinSpires wagering grows 8.8%, outpacing U.S. industry by 10.9%
LOUISVILLE, Ky. - Churchill Downs Incorporated (CHDN: NASDAQ) (CDI or Company) today, Wednesday, Apr. 23, 2014, reported business results for the first-quarter ended Mar. 31, 2014.
MANAGEMENT COMMENTARY
“We’re pleased with our record first-quarter revenues of $167.3 million, up 13% over 2013, and record adjusted EBITDA of $24.5 million, up 16% over last year,” said CDI Chairman and CEO Robert L. Evans. “However, we are more excited by the spectacular unveiling of our new, 15,224 square foot, 4K-resolution video board, the ‘Big Board’, on Opening Night, this Saturday, April 26, which kicks off Kentucky Oaks and Derby week. Our pre-Oaks and Derby week metrics look strong compared to last year and we hope to set many new performance records for thoroughbred racing’s biggest week.”
CONSOLIDATED RESULTS
(in millions, except per share data):

	First-Quarter
	2014	2013	% Change
GAAP Measures:
Net revenues	$167.3	$147.9	13
(Loss) earnings from continuing operations	(0.7)	1.1	U
Diluted (loss) earnings from continuing operations per share	$(0.04)	$0.06	U
Net cash flow provided by operating activities	51.9	46.7	11

Non-GAAP Measure:
Adjusted EBITDA	$24.5	$21.1	16

U: > 100% unfavorable; F: > 100% favorable
During the first-quarter of 2014, CDI net revenues increased $19.4 million, or 13%, from the prior year, primarily due to revenues of $17.5 million from Oxford Casino, which was acquired on July 17, 2013. In addition, Online Business revenues improved $3.2 million, reflecting an 8.8% increase in handle from organic growth, outpacing total industry wagering by 10.9%. Total Adjusted EBITDA increased $3.4 million, or 16%, driven by higher Adjusted EBITDA of $4.2 million from the Oxford acquisition and $2.7 million from our share of the results of operations of MVG. Partially offsetting these increases was a

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decline in Adjusted EBITDA of $1.5 million at our Mississippi and Louisiana gaming properties from continuing regional weaknesses. Despite a 7% increase in revenue, our Online Business Adjusted EBITDA decreased $1.4 million from the loss of Texas resident wagering and increased taxes in certain states. Finally, Adjusted EBITDA decreased $1.1 million due to expenditures related to the development of our Internet gaming platform and $0.6 million for costs associated with gaming expansion legislative efforts in Kentucky. Below the Adjusted EBITDA line, interest expense increased $3.5 million on higher debt balances and higher interest costs associated with our Senior Unsecured Notes and share-based compensation increased $1.9 million. These items resulted in a reduction in earnings from continuing operations of $1.8 million as compared to the prior period.
GAMING RESULTS
(in millions):

	First-Quarter
	2014	2013	% Change

Net revenues	$86.6	$72.1	20
Adjusted EBITDA	27.3	21.9	24
During the first-quarter of 2014, CDI Gaming revenues increased $14.5 million, or 20%, from the prior year, primarily due to additional revenues of $17.5 million from the Oxford acquisition. Partially offsetting this increase was a decline in revenues of $1.7 million at our Mississippi properties, which we think continued to be hindered by economic regional weakness. In addition, our Louisiana properties experienced a decline in revenues of $1.4 million during the period. Both regions experienced a decline in attendance due to inclement weather conditions which was consistent with the overall decline in the New Orleans and Mississippi markets.
ONLINE BUSINESS RESULTS
(in millions):

	First-Quarter
	2014	2013	% Change

Net revenues	$46.1	$42.9	7
Adjusted EBITDA	10.0	11.3	(12)
Total handle	211.8	194.7	9
During the first-quarter of 2014, CDI Online Business revenues increased $3.2 million, or 7%, from net revenues recognized during the prior period. TwinSpires’ handle increased 8.8% as the Company resumed accepting wagers from Illinois residents, which had ceased during the three months ended March 31, 2013, partially offset by the continued loss of Texas wagering. Excluding Illinois and Texas from both periods, handle grew by 8.6%, exceeding total industry wagering on thoroughbred racing by 10.7%. Online Business Adjusted EBITDA declined $1.4 million, as organic revenue growth was offset by the disruption in Texas resident wagering and additional taxation on online wagering in certain states.
RACING OPERATIONS RESULTS
(in millions):

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	First-Quarter
	2014	2013	% Change

Net revenues	$30.6	$27.8	10
Adjusted EBITDA	(10.3)	(11.3)	9
Total handle	290.8	253.4	15
During the first-quarter of 2014, CDI Racing Operations revenues increased $2.8 million or 10%, primarily due to 39 additional live race days at Calder Race Course. Partially offsetting this increase was a decline in revenues at Fair Grounds Race Course of $1.7 million as inclement weather caused turf races to be removed which negatively impacted wagering and attendance. Racing Operations Adjusted EBITDA increased $1.0 million or 9% as a $1.3 million increase at Calder Race Course was partially offset by a decline at Churchill Downs Racetrack due to winter weather causing a decline in simulcasting revenues and an increase in utility expenditures.
BUSINESS RESULTS CONFERENCE CALL
A conference call regarding this news release is scheduled for Thursday, April 24, 2014, at 9 a.m. ET. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast and broadcast of the call at www.churchilldownsincorporated.com or www.earnings.com, or by dialing (877) 372-0878 and entering the pass code 15773362 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. The online replay will be available at approximately noon EDT and continue for two weeks. A copy of the Company’s news release announcing quarterly results and relevant financial and statistical information about the period will be accessible at www.churchilldownsincorporated.com.
In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization and certain other items as described in the Company’s Annual Report on Form 10K (“Adjusted EBITDA”). Churchill Downs Incorporated uses Adjusted EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. The Company believes the use of this measure enables management and investors to evaluate and compare, from period to period, the Company’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of the Company’s financial results in accordance with GAAP.
ABOUT CHURCHILL DOWNS INCORPORATED
Churchill Downs Incorporated (CDI) (NASDAQ: CHDN), headquartered in Louisville, Ky., owns and operates the world-renowned Churchill Downs Racetrack, home of the Kentucky Derby and Kentucky Oaks, as well as racetrack and casino operations and a poker room in Miami Gardens, Fla.; racetrack, casino and video poker operations in New Orleans, La.; racetrack operations in Arlington Heights, Ill.; a casino resort in Greenville, Miss.; a casino hotel in Vicksburg, Miss.; a casino in Oxford, Maine; and a 50 percent owned joint venture, Miami Valley Gaming and Racing, in Lebanon, Ohio. CDI also owns the country's premier online wagering company, TwinSpires.com; the totalisator company, United Tote; Luckity.com, offering real-money Bingo online for a chance to win cash prizes; Bluff Media, an Atlanta-based multimedia poker company; and a collection of racing-related telecommunications and data companies. Additional information about CDI can be found online at www.churchilldownsincorporated.com.
Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements

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are made pursuant to the Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. We assume no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “hope,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include: the effect of global economic conditions, including any disruptions in the credit markets; a decrease in consumers’ discretionary income; the effect (including possible increases in the cost of doing business) resulting from future war and terrorist activities or political uncertainties; the overall economic environment; the impact of increasing insurance costs; the impact of interest rate fluctuations; the effect of any change in our accounting policies or practices; the financial performance of our racing operations; the impact of gaming competition (including lotteries, online gaming and riverboat, cruise ship and land-based casinos) and other sports and entertainment options in the markets in which we operate; our ability to maintain racing and gaming licenses to conduct our businesses; the impact of live racing day competition with other Florida, Illinois and Louisiana racetracks within those respective markets; the impact of higher purses and other incentives in states that compete with our racetracks; costs associated with our efforts in support of alternative gaming initiatives; costs associated with customer relationship management initiatives; a substantial change in law or regulations affecting pari-mutuel and gaming activities; a substantial change in allocation of live racing days; changes in Kentucky, Florida, Illinois or Louisiana law or regulations that impact revenues or costs of racing operations in those states; the presence of wagering and gaming operations at other states’ racetracks and casinos near our operations; our continued ability to effectively compete for the country’s horses and trainers necessary to achieve full field horse races; our continued ability to grow our share of the interstate simulcast market and obtain the consents of horsemen’s groups to interstate simulcasting; our ability to enter into agreements with other industry constituents for the purchase and sale of racing content for wagering purposes; our ability to execute our acquisition strategy and to complete or successfully operate planned expansion projects; our ability to successfully complete any divestiture transaction; market reaction to our expansion projects; the inability of our totalisator company, United Tote, to maintain its processes accurately, keep its technology current or maintain its significant customers; our accountability for environmental contamination; the ability of our online business to prevent security breaches within its online technologies; the loss of key personnel; the impact of natural and other disasters on our operations and our ability to obtain insurance recoveries in respect of such losses (including losses related to business interruption); our ability to integrate any businesses we acquire into our existing operations, including our ability to maintain revenues at historic levels and achieve anticipated cost savings; the impact of wagering laws, including changes in laws or enforcement of those laws by regulatory agencies; the outcome of pending or threatened litigation; changes in our relationships with horsemen's groups and their memberships; our ability to reach agreement with horsemen's groups on future purse and other agreements (including, without limiting, agreements on sharing of revenues from gaming and advance deposit wagering); the effect of claims of third parties to intellectual property rights; and the volatility of our stock price. You should read this discussion in conjunction with the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

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CHURCHILL DOWNS INCORPORATED
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)
(in thousands, except per common share data)

	Three Months Ended
	March 31,
	2014	2013	% Change
Net revenues:
Racing	$30,579	$27,813	10
Gaming	86,555	72,089	20
Online	46,084	42,916	7
Other	4,092	5,058	(19)
	167,310	147,876	13
Operating expenses:
Racing	43,220	41,120	5
Gaming	62,215	50,988	22
Online	33,577	30,362	11
Other	5,698	5,182	10
Selling, general and administrative expenses	21,465	17,558	22
Insurance recoveries, net of losses	(431)	(375)	15
Operating income	1,566	3,041	(49)
Other income (expense):
Interest income	4	10	(60)
Interest expense	(4,973)	(1,476)	U
Equity in gains (losses) of unconsolidated investments	2,290	(164)	F
Miscellaneous, net	(25)	7	U
	(2,704)	(1,623)	(67)
(Loss) earnings from continuing operations before provision for income taxes	(1,138)	1,418	U
Income tax benefit (provision)	438	(329)	F
(Loss) earnings from continuing operations	(700)	1,089	U
Discontinued operations, net of income taxes:
Loss from operations	—	(31)	F
Net (loss) earnings and comprehensive income	$(700)	$1,058	U

Net (loss) earnings per common share data:
Basic
Net (loss) earnings	$(0.04)	$0.06	U
Diluted
Net (loss) earnings	$(0.04)	$0.06	U

Weighted average shares outstanding:
Basic	17,419	17,209
Diluted	17,419	17,828

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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three months ended March 31,
(Unaudited) (in thousands, except per common share data)

	2014	2013	% Change

Net revenues from external customers:
Churchill Downs	$2,142	$2,300	(7)
Arlington Park	6,122	7,241	(15)
Calder	8,024	2,280	F
Fair Grounds	14,291	15,992	(11)
Total Racing Operations	30,579	27,813	10
Calder Casino	20,583	20,486	—
Fair Grounds Slots	11,784	12,364	(5)
VSI	8,923	9,761	(9)
Harlow's Casino	14,451	15,354	(6)
Oxford Casino	17,519	—	F
Riverwalk Casino	13,295	14,124	(6)
Total Gaming	86,555	72,089	20
Online Business	46,084	42,916	7
Other Investments	3,837	4,902	(22)
Corporate	255	156	63
Net revenues from external customers	$167,310	$147,876	13

Intercompany net revenues:
Churchill Downs	$228	$189	21
Arlington Park	1,017	137	F
Calder	356	13	F
Fair Grounds	732	833	(12)
Total Racing Operations	2,333	1,172	99
Online Business	230	213	8
Other Investments	898	902	—
Eliminations	(3,461)	(2,287)	51
Net revenues	$—	$—	—

Reconciliation of Adjusted EBITDA to net (loss) earnings:
Racing Operations	$(10,250)	$(11,257)	9
Gaming	27,251	21,927	24
Online Business	9,950	11,335	(12)
Other Investments	(1,353)	309	U
Corporate	(1,106)	(1,177)	(6)
Total Adjusted EBITDA	24,492	21,137	16
Insurance recoveries, net of losses	431	375	15
Share-based compensation expense	(5,241)	(3,363)	56
Pre-opening costs	(27)	(230)	(88)
MVG interest expense, net	(540)	—	U
Depreciation and amortization	(15,284)	(15,035)	2
Interest income (expense), net	(4,969)	(1,466)	U
Income tax benefit (provision)	438	(329)	F
(Loss) earnings from continuing operations	(700)	1,089	U
Discontinued operations, net of income taxes	—	(31)	F
Net (loss) earnings and comprehensive income	$(700)	$1,058	U

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CHURCHILL DOWNS INCORPORATED
SUPPLEMENTAL INFORMATION BY OPERATING UNIT
for the three and three months ended March 31,
(in thousands)

	Three Months Ended March 31,		Change
Intercompany management fee (expense) income:	2014	2013	$	%
Racing Operations	$(978)	$(841)	$(137)	(16)
Gaming	(2,574)	(2,091)	(483)	(23)
Online Business	(1,431)	(1,232)	(199)	(16)
Other Investments	(133)	(162)	29	18
Corporate Income	5,116	4,326	790	18
Total management fees	$—	$—	$—

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CHURCHILL DOWNS INCORPORATED CONSOLIDATED STATEMENTS OF CASH FLOWS Three Months Ended March 31, (in thousands)

	2014	2013
Cash flows from operating activities:
Net (loss) earnings and comprehensive income	$(700)	$1,058
Adjustments to reconcile net (loss) earnings and comprehensive income to net cash provided by operating activities:
Depreciation and amortization	15,284	15,035
Loss (gain) on asset disposition	1	(1)
Equity in (gain) loss of unconsolidated investments	(2,290)	164
Share-based compensation	5,241	3,363
Other	149	244
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions and dispositions:
Restricted cash	6,547	6,758
Accounts receivable	(153)	4,413
Other current assets	(8,883)	(8,970)
Accounts payable	9,519	(203)
Purses payable	(5,445)	(3,318)
Accrued expenses	(6,979)	(8,980)
Deferred revenue	33,099	37,378
Income taxes receivable and payable	6,030	(460)
Other assets and liabilities	511	234
Net cash provided by operating activities	51,931	46,715
Cash flows from investing activities:
Additions to property and equipment	(20,169)	(13,694)
Investment in joint venture	(6,500)	(3,500)
Purchases of minority investments	(273)	(365)
Proceeds on sale of property and equipment	86	—
Change in deposit wagering asset	(1,021)	(2,244)
Net cash used in investing activities	(27,877)	(19,803)
Cash flows from financing activities:
Borrowings on bank line of credit	93,067	103,387
Repayments of bank line of credit	(96,509)	(125,796)
Change in bank overdraft	1,845	(3,633)
Payments of dividends	(15,186)	—
Repurchase of common stock	(7,402)	(1,007)
Common stock issued	68	53
Windfall tax benefit from share-based compensation	2,630	—
Loan origination fees	(103)	(49)
Debt issuance costs	(1,029)	—
Change in deposit wagering liability	1,021	2,244
Net cash used in financing activities	(21,598)	(24,801)
Net increase in cash and cash equivalents	2,456	2,111
Cash and cash equivalents, beginning of year	44,708	37,177
Cash and cash equivalents, end of year	$47,164	$39,288

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CHURCHILL DOWNS INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	March 31, 2014	December 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$47,164	$44,708
Restricted cash	30,548	36,074
Accounts receivable, net	35,231	46,572
Deferred income taxes	7,100	8,927
Income taxes receivable	8,195	12,398
Other current assets	20,764	12,036
Total current assets	149,002	160,715
Property and equipment, net	590,586	585,498
Investment in and advance to unconsolidated affiliate	94,692	86,151
Goodwill	300,616	300,616
Other intangible assets, net	195,321	198,149
Other assets	20,866	21,132
Total assets	$1,351,083	$1,352,261
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$51,697	$43,123
Bank overdraft	2,818	973
Account wagering deposit liabilities	19,700	18,679
Purses payable	13,394	18,839
Accrued expenses	51,808	66,469
Accrued interest payable	4,944	859
Current maturities of long-term debt	—	15,186
Deferred revenue	70,413	49,078
Total current liabilities	214,774	213,206
Long-term debt, net of current maturities	365,750	369,191
Other liabilities	18,299	17,753
Deferred revenue	17,018	16,706
Deferred income taxes	30,616	30,616
Total liabilities	646,457	647,472
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,857 shares issued at March 31, 2014 and 17,948 shares issued at December 31, 2013	296,492	295,955
Retained earnings	408,134	408,834
Total shareholders’ equity	704,626	704,789
Total liabilities and shareholders’ equity	$1,351,083	$1,352,261

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CHURCHILL DOWNS INCORPORATED
JOINT VENTURE FINANCIAL STATEMENTS
for the three months ended March 31,
(Unaudited)

Summarized financial information for Miami Valley Gaming is comprised of the following (in thousands):

	Three Months Ended
	March 31, 2014	March 31, 2013	% Change
Gaming revenue	$31,163	$—	F
Non-gaming revenue	1,631	1,441	13%
Net revenues	32,794	1,441	F
Operating and SG&A expenses	24,211	1,553	U
Adjusted EBITDA	8,583	(112)	F
Depreciation & amortization expenses	3,367	23	U
Pre-opening expenses	54	460	F
Operating income (loss)	5,162	(595)	F
Interest and other expenses, net	(1,080)	—	U
Net earnings (loss)	$4,082	$(595)	F

	Three Months Ended
Reconciliation of Operating income (loss) to Churchill Downs' Adjusted EBITDA	March 31, 2014	March 31, 2013	% Change
Operating income (loss)	$5,162	$(595)	F
Pre-opening expenses	54	460	F
	5,216	(135)	F
Churchill Downs' Adjusted EBITDA	$2,608	$(68)	F

	March 31, 2014	December 31, 2013
Assets
Current assets	$21,638	$18,002
Property and equipment, net	148,083	151,434
Other assets, net	80,746	80,665
Total assets	$250,467	$250,101

Liabilities and Members' Equity
Current liabilities	$31,785	$46,966
Long-term debt	39,223	40,758
Other liabilities	75	75
Members' equity	179,384	162,302
Total liabilities and members' equity	$250,467	$250,101